EXHIBIT 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of James River Group, Inc. (the “Company”) for the period ending September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, J. Adam Abram, Chief Executive Officer, and Michael T. Oakes, Chief Financial Officer, of the Company, certify, to the best of our knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

October 30, 2006	/s/ J. Adam Abram
J. Adam Abram President and Chief Executive Officer

/s/ Michael T. Oakes
Michael T. Oakes Chief Financial Officer